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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: APRIL 10, 2003
                        (Date of earliest event reported)

                               THE VIALINK COMPANY
             (Exact name of Registrant as specified in its Charter)


           DELAWARE                         000-21729                      73-1247666
(State or other jurisdiction         (Commission File Number)            (I.R.S. Employer
       of incorporation)                                              Identification Number)
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                 13155 NOEL ROAD, SUITE 700, DALLAS, TEXAS 75240
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 934-5500

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Item 5. Other Events and Regulation FD Disclosure

The viaLink Company has received loan proceeds totaling $1,300,000 from certain existing stockholders. In exchange, the Company executed promissory notes (in the form of the attached Exhibit 99.1) and issued warrants (in the form of the attached Exhibit 99.2). For each increment of $10,000 loaned to the Company warrants to purchase 50,000 shares were issued. The notes bear interest at an annual rate of ten percent (10%) and mature upon the earlier of October 9, 2003, or a triggering event as defined in the notes. The warrants expire five (5) years from the date of issuance, and the stock underlying the warrants is currently authorized but not registered. The Company may obtain additional loan proceeds on the same terms and conditions and in that event will similarly report such receipt.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The viaLink Company

Date: April 11, 2003                    By:   /s/ Brian Carter
                                              ----------------------------------
                                              Brian Carter
                                              Vice President and Chief Financial
                                              Officer


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                                INDEX TO EXHIBITS


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
EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Promisory Note

99.2                Warrant to Purchase
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